                                                                   Exhibit 3(ii)

                                     BY-LAWS

                                       OF

                            CECO ENVIRONMENTAL CORP.

                                    ARTICLE I
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                                     OFFICES
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     The corporation shall continuously maintain in the State of Delaware a registered office and a registered agent whose office is identical with such registered office, and may have other offices within or without the state.

     The registered office of the corporation required by The General Corporation Law to be maintained in the State of Delaware may be, but need not be, identical with the principal place of business of the corporation, and the address of the registered office may be changed from time to time by the Board of Directors of the corporation. The Board of Directors shall also have the power to appoint a new registered agent from time to time, and to terminate the services of an incumbent registered agent.

                                   ARTICLE II
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                                  STOCKHOLDERS
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     SECTION 1. Annual Meeting. An annual meeting of the stockholders commencing
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with the year 2002, shall be held on the date fixed, from time to time, by the directors, provided that each successive annual meeting shall be held on a date within thirteen months after the date of the preceding annual meeting, for the purpose of electing directors and for the transaction of such other business as may come before the meeting.

     SECTION 2. Special Meetings. Special meetings of all of the stockholders of
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the Corporation, may be called only by the Board of Directors or by any officer instructed by the Board of Directors to call the meeting. The business transacted at any special meeting of the stockholders shall be limited to the purposes stated in the notice for the meeting transmitted to stockholders.

     SECTION 3. Place Of Meeting. The Board of Directors may designate any
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place, either within or without the State of Delaware, as a place of meeting for any annual meeting or for any special meeting called by the Board of Directors. If no designation is made, or if a special meeting be otherwise called, the place of meeting shall be at the corporation's executive offices.

     SECTION 4. Notice Of Meetings. Written or printed notice stating the place,
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date, and hour of the meeting, and in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10) nor more than sixty
(60) days, or in the case of a merger or consolidation not less than twenty (20) days, before the date of the meeting.

     SECTION 5. Meeting Of All Stockholders. If all of the stockholders shall
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meet at any time and place, either within or without the State of Delaware, and consent to the holding of a meeting at such time and place, such meeting shall be valid without call or notice, and at such meeting any corporate action may be taken.

     SECTION 6. Fixing Of Record Date. For the purpose of determining the
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stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or to receive payment of any dividend, or other distribution or allotment of any rights, or to exercise any rights in respect of any change, conversion or exchange of shares, or for the purpose of any other lawful action, the Board of Directors of the corporation may fix in advance a record date which shall not be more than sixty (60) days and not less than ten (10) days, before the date of such meeting. If no record date is fixed, the record date for the determination of stockholders entitled to notice of or to vote at a meeting of stockholders shall be the date on which notice of the meeting is mailed, and the record date for the determination of stockholders for any other purpose shall be the date on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting.

     SECTION 7. Voting Lists. The officer or agent having charge of the transfer
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books for shares of the corporation shall make at least ten (10) days before such meeting, whichever is earlier, a complete list of the stockholders entitled to vote at such meeting, arranged in alphabetical order, showing the address of and the number of shares registered in the name of the stockholder, which list, for a period of ten (10) days prior to such meeting, shall be kept on file at the principal place of business of the corporation and shall be subject to inspection by any stockholder, and to copying at the stockholder's expense, at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and may be inspected by any stockholder during the whole time of the meeting. The original share ledger or transfer book, or a duplicate thereof kept in this State, shall be prima facie evidence as to who are the stockholders entitled to examine such list or share ledger or transfer book or to vote at any meeting of stockholders.

     SECTION 8. Quorum. The holders of a majority of the outstanding shares of
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the corporation, present in person or represented by proxy, shall constitute a quorum at any meeting of stockholders; provided that if less than a majority of the outstanding shares are represented at said meeting, a majority of the shares so represented may adjourn the meeting at any time without further notice. If a quorum is present, the affirmative vote of the majority of the shares represented at the meeting shall be the act of the stockholders, unless the vote of a greater number or voting by classes is required by statute or the Certificate of Incorporation. At any adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the original meeting. Withdrawal of stockholders from any meeting shall not cause failure of a duly constituted quorum at the meeting.

     SECTION 9. Proxies. Each stockholder entitled to vote at a meeting of
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stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him by proxy.

     SECTION 10. Voting Of Shares. Unless provided in the certificate of
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incorporation, each outstanding share, regardless of class, shall be entitled to one vote upon each matter submitted to a vote at a meeting of stockholders.

     SECTION 11. Voting Of Shares By Certain Stockholders. Shares standing in
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the name of another corporation, domestic or foreign, may be voted by such officer, agent, or proxy as the by-laws of such corporation may prescribe or, in the absence of such provision, as the Board of Directors of such corporation may determine.

     Shares standing in the name of a deceased person, a minor ward or an incompetent person, may be voted by his administrator, executor, court appointed guardian, or conservator, either in person or by proxy without a transfer of such shares into the name of such administrator, executor, court appointed guardian, or conservator. Shares standing in the name of a trustee may be voted by him, either in person or by proxy.

     Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name if authority so to do be contained in an appropriate order of the court by which such receiver was appointed.

     A stockholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

     Any number of stockholders may create a voting trust for the purpose of conferring upon a trustee or trustees the right to vote or otherwise represent their shares, for a period not to exceed ten (10) years, by entering into a written voting trust agreement specifying the terms and conditions of such voting trust, and by transferring their shares to such trustee or trustees for the purpose of the agreement. Any such trust agreement shall not become effective until a counterpart of the agreement is deposited with the corporation at its registered office. The counterpart of the voting trust agreement so deposited with the corporation shall be subject to the same right of examination by a stockholder of the corporation, in person, by agent or attorney, as are the books and records of the corporation, and shall be subject to examination by any holder of a beneficial interest in the voting trust, either in person, by agent or attorney, at any reasonable time for any proper purpose.

     Shares of its own stock belonging to this corporation shall not be voted, directly or indirectly, at any meeting and shall not be counted in determining the total number of outstanding shares at any given time, but shares of its own stock held by it in a fiduciary capacity may be voted and shall be counted in determining the total number of outstanding shares at any given time.

     SECTION 12. Inspectors. At any meeting of stockholders, the presiding
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officer may, or upon the request of any stockholder shall, appoint one or more persons as inspectors for such meeting.

     Such inspectors shall ascertain and report the number of shares represented at the meeting, based upon their determination of the validity and effect of proxies; count all votes and report the results; and do such other acts as are proper to conduct the election and voting with impartiality and fairness to all the stockholders.

     Each report of an inspector shall be in writing and shall be signed by him or by a majority of them if there be more than one (1) inspector acting at such meeting. If there is more than one (1) inspector, the report of a majority shall be the report of the inspectors. The report of the inspector or inspectors on the number of shares represented at the meeting and the results of the voting shall be prima facie evidence thereof.

     SECTION 13. Meeting Leadership. The chairman of the board shall preside at
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all meeting of the stockholders. In the absence or inability to act of the chairman, the chief executive officer, the president, the chief financial officer or an executive vice president (in that order) shall preside, and in their absence or inability to act another person designated by one of them shall preside. The chairman of the meeting shall appoint a person who need not be a stockholder to act as secretary of the meeting.

     SECTION 14. Order. Meetings of the stockholders need not be governed by any
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prescribed rules of order. The presiding officer's rulings on procedural matters shall be final. The presiding officer is authorized to impose time limits on the remarks of individual stockholders and may take such steps as such officer may deem necessary or appropriate, in his or her sole discretion, to assure that the business of the meeting is conducted in an orderly manner.

     SECTION 15. Consent Of Absentees. No defect in the noticing of a
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stockholders' meeting will affect the validity of any action at the meeting if a quorum was present, and if each stockholder entitled to notice signs a written waiver of notice either before or after the meeting, such waivers, consents, or approvals are filed with the corporate records of made a part of the minutes of the meeting.

     SECTION 16. Informal Action By Stockholders. Unless otherwise provided in
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the Certificate of Incorporation, any action required to be taken at any annual or special meeting of the stockholders of the corporation, or any other action which may be taken at a meeting of the stockholders, may be taken without a meeting and without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voting. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

                                   ARTICLE III
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                                    DIRECTORS
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     SECTION 1. General Powers. The business and affairs of the corporation
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shall be managed by its Board of Directors.

     SECTION 2. Number, Tenure And Qualifications. The number of directors of
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the corporation shall be at least three (3) and no more than nine (9). A director shall hold office until the next annual meeting of stockholders and until his successor shall have been elected and qualified. Directors need not be residents of Delaware or stockholders of the corporation. The number of directors may be increased or decreased from time to time by the board of directors, but no decrease shall have the effect of shortening the term of any incumbent director.

     SECTION 3. Regular Meetings. A regular meeting of the Board of Directors
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shall be held without other notice than this By-Law, immediately after the annual meeting of stockholders. The Board of Directors may provide, by resolution, the time and place, either within or without the State of Delaware, for the holding of additional regular meetings without other notice than such resolution.

     SECTION 4. Special Meetings. Special meetings of the Board of Directors may
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be called by or at the request of the chairman of the board, the chief executive officer, or a majority of the directors. The person or persons authorized to call special meetings of the Board of Directors may fix any place as the place for holding any special meeting of the Board of Directors called by them.

     SECTION 5. Notice. Notice of any special meeting shall be given at least
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five (5) days prior thereto by written notice to each director at his business address. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail so addressed, with postage thereon prepaid. If notice is sent by facsimile or e-mail, a confirming copy shall be sent by United States mail, addressed as set forth above, and such notice shall be deemed to be delivered when mailed in the prescribed manner. The attendance of a director at any meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

     SECTION 6. Quorum. A majority of the number of directors fixed by these
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By-Laws shall constitute a quorum for transaction of business at any meeting of the Board of Directors; provided that if less than a majority of such number of directors are present at said meeting, a majority of the directors present may adjourn the meeting at any time without further notice.

     SECTION 7. Manner Of Acting. The act of the majority of the directors
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present at a meeting at which a quorum is present shall be the act of the Board of Directors, unless the act of a greater number is required by statute or by the Certificate of Incorporation.

     SECTION 8. Vacancies. Vacancies and newly created directorships resulting
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from any increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until the next annual election and until their successors are duly elected and shall qualify, unless sooner displaced. If there are no directors in office, then an election of directors may be held in the manner provided by statute. If, at the time of filling any vacancy or any newly created directorship, the directors then in office shall constitute less than a majority of the whole board (as constituted immediately prior to any such increase), the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten percent of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office.

     SECTION 9. Resignation And Removal. Any director or member of a committee
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may resign at any time upon written notice to the Board of Directors, its chairman, or to the chief executive officer or secretary of the corporation. One or more directors may be removed with or without cause at any time by the affirmative vote of the holders of a majority of the outstanding shares then entitled to vote, provided that, if done at a meeting, the notice of such meeting states the name of the director or directors to be removed.

     SECTION 10. Action Without A Meeting. Unless specifically prohibited by the
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Certificate of Incorporation, any action required to be taken at a meeting of the Board of Directors, or any other action which may be taken at a meeting of the Board of Directors, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all the directors entitled to vote with respect to the subject matter thereof. Any such consent signed by all the directors shall have the same effect as a unanimous vote, and may be stated as such in any document filed with the Secretary of State or with any other party.

     SECTION 11. Compensation. The Board of Directors, by the affirmative vote
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of a majority of directors then in office, and irrespective of any personal interest of any of its members, shall have authority to establish reasonable compensation of all directors for services to the corporation as directors, officers, or otherwise. By resolution of the Board of Directors the directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors. No such payment previously mentioned in this section shall preclude any director from serving the corporation in any other capacity and receiving compensation therefore.

     SECTION 12. Presumption Of Assent. A director of the corporation who is
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present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be conclusively presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting, or unless he shall file his written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof, or shall forward such dissent by registered mail to the secretary of the corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

     SECTION 13. Meetings By Telephone. The Board of Directors or any committee
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thereof may conduct meetings through a conference telephone or other communications equipment by means of which each and all persons participating can hear the others, in accordance with the provisions of Section 141(i) of the General Corporation Law of the State of Delaware.

     SECTION 14. Committees. The Board of Directors may, by resolution passed by
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a majority of the whole Board of Directors, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Certificate of Incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the Board of Directors as provided in subsection (a) of Section 151 of the Delaware General Corporation Law, fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the Corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the stock or authorize the increase or decrease of the shares of any series), and if the resolution which designates the committee or a supplemental resolution of the Board of Directors shall so provide, such name or names as may be determined from time to time by resolution adopted by the Board of Directors.

     SECTION 15. Committee Minutes. Each committee shall keep regular minutes of
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its meetings and shall file such minutes and all written consents with the Secretary of the Corporation. Each committee may determine the procedural rules for meeting and conducting its business and shall act in accordance therewith, except as otherwise provided herein or required by law. Adequate provision shall be made for notice to members of all meetings; one-third of the members shall constitute a quorum unless the committee shall consist of one or two members, in which event one member shall constitute a quorum; and all matters shall be determined by a majority vote of the members present. Action may be taken by an committee without a meeting if all members thereof consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of such committee.

                                   ARTICLE IV
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                                    OFFICERS
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     SECTION 1. Number. The officers of the corporation shall initially be a
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chairman of the board, a chief executive officer, a president, a chief financial officer and a secretary, each of whom shall be elected by the Board of Directors, and such vice-presidents (who may be designated as Vice Presidents, Senior Vice Presidents or Executive Vice Presidents), assistant treasurers, assistant secretaries or other officers (the number thereof to be determined by the Board of Directors) as may be elected or appointed by the Board of Directors or appointed by the chief executive officer. Any two or more offices may be held by the same person.

     SECTION 2. Election of Officers. The Board of Directors at its first
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meeting after each annual meeting of stockholders shall choose a chairman of the board, a chief executive officer, a president, a chief financial officer, one or more vice-presidents and a secretary, as the Board of Directors shall determine. Any number of offices may be held by the same person, unless the Certificate of Incorporation or these by-laws otherwise provide.

     SECTION 3. Other Officers. The Board of Directors may appoint such other
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officers and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the board.

     SECTION 4. Compensation and Contract Rights. The Board of Directors shall
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have authority (a) to fix the compensation, whether in the form of salary, bonus, stock options or otherwise, of all officers and employees of the Corporation, either specifically or by formula applicable to particular classes of officers or employees, and (b) to authorize officers of the Corporation to fix the compensation of subordinate employees. The Board of Directors shall have authority to appoint a Compensation Committee and may delegate to such committee any or all of its authority relating to compensation. The appointment of an officer shall not of itself create contract rights.

     SECTION 5. Term. The officers of the corporation shall hold office until
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their successors are chosen and qualify. Any officer elected or appointed by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors. Any vacancy occurring in any office of the corporation shall be filled by the Board of Directors, or with respect to persons who have the title of vice president, but are not officers of the corporation, may be filled by the chief executive officer.

     SECTION 6. Chairman of the Board. The chairman of the Board of Directors,
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when present, shall preside at all meetings of the stockholders and the Board of Directors. The chairman of the Board of Directors shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time. The chairman of the board shall be ex-officio a member of all committees.

     SECTION 7. Chief Executive Officer. The chief executive officer shall be
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the ultimate decision-making officer of the corporation and shall have general charge and supervision of the business of the Corporation, shall see that all orders, actions and resolutions of the Board of Directors are carried out. The chief executive officer shall preside at all meetings of the stockholders and at all meetings of the board of directors, unless the chairman of the board of directors has been appointed and is present. The chief executive officer shall perform other duties commonly incident to the office of chief executive officer and shall also perform such other duties and have such other powers as may be prescribed by the board from time to time.

     SECTION 8. President. The president shall be in charge of the day-to-day
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operations and other such duties assigned to the president by the board or the chief executive officer. The president shall report to the chief executive officer of the corporation. The president shall perform other duties commonly incident to the office of president and shall also perform such other duties and have such other powers as may be prescribed by the board from time to time.

     SECTION 11. Vice Presidents. The vice-presidents shall report to the chief
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executive officer or the president of the corporation, as the chief executive officer shall determine, and shall assist the chief executive officer and the president in the discharge of their duties as the chief executive officer and/or the president, as appropriate, may direct. The vice president shall perform other duties commonly incident to their office and shall also perform such other duties and have such other powers as the board, the chief executive officer or the president shall designate from time to time.

     The chief executive officer shall be authorized to appoint employees with the title of vice-president without the approval of the Board of Directors. Such appointed vice-presidents shall not be officers of the corporation and shall not have the powers given to vice-presidents under these By-Laws.

     SECTION 12. The Secretary And Assistant Secretary. The secretary shall
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attend all meetings of the Board of Directors and all meetings of the stockholders and record all the proceedings of the meetings of the corporation and of the Board of Directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors, the chairman of the board or chief executive officer, under whose supervision he shall be. He shall have custody of the corporate seal of the corporation and he, or an assistant secretary, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by his signature or by the signature of such assistant secretary. The Board of Directors may give general authority to any other officer to affix the seal of the corporation and to attest the affixing by his signature.

     The assistant secretary, or if there be more than one, the assistant secretaries in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election) shall, in the absence of the secretary or in the event of his inability or refusal to act, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

     SECTION 13. The Chief Financial Officer. The chief financial officer shall
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have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the Board of Directors.

     He shall disburse the funds of the corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the chairman of the board, the chief executive officer and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as chief financial officer and of the financial condition of the corporation.

     If required by the Board of Directors, he shall give the corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

                                    ARTICLE V
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                      CONTRACTS, LOANS, CHECKS AND DEPOSITS
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     SECTION 1. Contracts. The Board of Directors may authorize any officer or
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officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances.

     SECTION 2. Loans. No loans shall be contracted on behalf of the corporation
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and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the Board of Directors. Such authority may be general or confined to specific instances.

     SECTION 3. Checks, Drafts, Etc. All checks, drafts or other orders for the
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payment of money, notes or other evidences of indebtedness issued in the name of the corporation shall be signed by such officer or officers, agent or agents of the corporation and in such manner as shall from time to time be determined by resolution of the Board of Directors.

     SECTION 4. Deposits. All funds of the corporation not otherwise employed
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shall be deposited from time to time to the credit of the corporation in such banks, trust companies or other depositaries as the Board of Directors may select.

                                   ARTICLE VI
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                   CERTIFICATES FOR SHARES AND THEIR TRANSFER
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     SECTION 1. Certificates For Shares. Certificates representing shares of the
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corporation shall be signed by the chief executive officer, the president or the chief operating officer or by such officer as shall be designated by resolution of the Board of Directors and by the secretary or an assistant secretary, and may be sealed with the seal or a facsimile of the seal of the corporation, if the corporation uses a seal. If both the signatures of the officers be by facsimile, the certificate shall be manually signed by or on behalf of a duly authorized transfer agent or clerk. Each certificate representing shares shall be consecutively numbered or otherwise identified, and shall also state the name of the person to whom issued, the number and class of shares (with designation of series, if any), the date of issue, that the corporation is organized under the laws of the State of Delaware, and the par value of such shares or a statement that the shares are without par value. If the corporation is authorized and does issue shares of more than one class, or of series within a class, the certificate shall also contain such information or statement as may be required by law.

     The name and address of each stockholder, the number and class of shares held and the date on which the certificates for the shares were issued shall be entered on the books of the corporation. The person in whose name shares stand on the books of the corporation shall be deemed the owner thereof for all purposes as regards the corporation.

     SECTION 2. Lost Certificates. If a certificate representing shares has
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allegedly been lost or destroyed the Board of Directors, the chief executive officer, the president or the chief operating officer may in its discretion, except as may be required by law, direct that a new certificate be issued upon such indemnification and other reasonable requirements as it may impose.

     SECTION 3. Transfers Of Shares. Transfers of shares of the corporation
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shall be recorded on the books of the corporation and, except in the case of a lost or destroyed certificate, the certificate or certificates representing such shares shall be surrendered for cancellation. A certificate presented for transfer must be duly endorsed and accompanied by proper guaranty of signature and other appropriate assurances that the endorsement is effective.

                                   ARTICLE VII
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                                   FISCAL YEAR
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     The fiscal year of the corporation shall be fixed by resolution of the Board of Directors.

                                  ARTICLE VIII
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                                    DIVIDENDS
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     The Board of Directors may from time to time declare, and the corporation may pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by law and the Certificate of Incorporation.

                                   ARTICLE IX
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                                      SEAL
                                      ----

     The corporation may in its discretion determine to use a corporate seal. If a corporate seal is used, the corporate seal shall have inscribed thereon the name of the corporation. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any manner reproduced.

                                    ARTICLE X
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                                WAIVER OF NOTICE
                                ----------------

     Whenever any notice is required to be given under the provisions of these By-Laws or under the provisions of the Certificate of Incorporation or under the provisions of the General Corporation Law of the State of Delaware, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Attendance at any meeting shall constitute waiver of notice thereof unless the person at the meeting objects to the holding of the meeting because proper notice was not given.

                                   ARTICLE XI
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                               RECORDS AND REPORTS
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     SECTION 1. Inspection Of Books And Records. All books and records provided
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for by statute shall be open to inspection of the stockholders from time to time and to the extent provided by statute, and of otherwise. Any director may examine such books and records at all reasonable times.

     SECTION 2. Closing Stock Transfer Books. The Board of Directors may close
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the transfer books in its discretion for a period not exceeding sixty (60) days preceding any meeting, annual or special, of the stockholders, or the day appointed for the payment of a dividend.

                                   ARTICLE XII
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                                   AMENDMENTS
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     The power to make, alter, amend, or repeal these By-Laws shall be vested in the stockholders or the Board of Directors, unless reserved to the stockholders by the Certificate of Incorporation. These By-Laws may contain any provisions for the regulation and management of the affairs of the corporation not inconsistent with law or the Certificate of Incorporation.

                                  ARTICLE XIII
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                              CONSTRUCTION OF TERMS
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     The use of singular and plural words and terms, and of the male or female gender, in these By-Laws may be construed and applied alternatively in accordance with the facts and circumstances existing at the time of construction and application of such words and terms.

                                ARTICLE XIV
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                        INDEMNIFICATION OF OFFICERS,
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                      DIRECTORS, EMPLOYEES AND AGENTS
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     The corporation shall indemnify and advance expenses to its officers and directors to the fullest extent permitted by the General Corporation Law of Delaware, as amended (the "Act"), provided, however, the indemnification and advancement of expenses provided by or granted pursuant to the Act shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any by-law, agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in his or her official capacity and as to action in any other capacity while holding such office. The indemnification and advancement of expenses shall continue as to a person who has ceased to be a director, or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

     The corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the corporation to the fullest extent of the provisions of this Article with respect to the indemnification and advancement of expenses of directors and officers of the corporation.

     The corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify such person against such liability under the provisions of this Article.